UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 18, 2005

Sterling Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-16276	23-2449551
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 North Pointe Boulevard, Lancaster, Pennsylvania		17601-4133
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	717-581-6030

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 18, 2005, Sterling Financial Corporation's (the "Corporation") Management Development and Compensation Committee approved the accelerated vesting of all unvested stock options granted to employees in 2003 and 2004 under the Corporation's 1996 Stock Incentive Plan. The decision to accelerate the vesting of these options was primarily to reduce non-cash compensation expense that would have been recorded in the Corporation's income statement in future periods upon the adoption of Financial Accounting Standards Board Statement No. 123R (Share-Based Payment) in January 2006. The Corporation estimates that, as a result of this action, approximately $800,000, net of taxes, of compensation expense will be eliminated in 2006, and approximately $100,000, net of taxes, of compensation expense will be eliminated in 2007. For additional information, reference is made to the Corporation's press release, dated October 24, 2005, which is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On October 24, 2005, Sterling Financial Corporation (the "Corporation") issued a press release announcing the acceleration of stock option vesting of options granted in 2003 and 2004. Further, the Corporation's Management Development and Compensation Committee, following the expiration of the minimum vesting period later this quarter, may consider approving the acceleration of vesting of the unvested stock options granted to employees in 2005 under the Corporation's 1996 Stock Incentive Plan. For further information, reference is made to the Corporation's press release, dated October 24, 2005, which is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K pursuant to Item 7.01 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The furnishing of the information set forth under this Item 7.01 is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

Item 9.01 Financial Statements and Exhibits.

(a) Not Applicable
(b) Not Applicable
(c) Exhibits

99.1 - Press Release dated October 24, 2005 re: acceleration of stock option vesting

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Financial Corporation

October 24, 2005	By:	J. Roger Moyer, Jr.

Name: J. Roger Moyer, Jr.
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Sterling Financial Corporation press release dated October 24, 2005